THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund®, Multi-Fund® Select

Lincoln Life Variable Annuity Account N
ChoicePlusSM Suite, ChoicePlusSM II Suite
ChoicePlusSM Assurance Suite, ChoicePlusSM Design
ChoicePlusSM Fusion, ChoicePlusSM Signature, ChoicePlusSM Rollover
Lincoln InvestmentSolutionsSM Variable Annuity

Lincoln Life Variable Annuity Account Q
Multi-Fund® Group

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
ChoicePlusSM Suite, ChoicePlusSM II Suite
ChoicePlusSM Assurance Suite, ChoicePlusSM Design
ChoicePlusSM Fusion, ChoicePlusSM Signature
Lincoln InvestmentSolutionsSM Variable Annuity

Supplement dated March 18, 2016 to the Prospectus dated May 1, 2015

This Supplement outlines changes to the LVIP Money Market Fund that is offered under your individual variable annuity contract. All other provisions of your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

LVIP Money Market Fund. Effective May 1, 2016, the name of the LVIP Money Market Fund will be changed to the LVIP Government Money Market Fund.

Investments of the Variable Account – Description of the Fund.  Effective April 14, 2016, the investment objective of the fund will be changed as follows:

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LVIP Government Money Market Fund: To seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

More detailed information may be obtained from the current prospectus for the fund. You should read the prospectus carefully before investing. Please be advised that there is no assurance that the fund will achieve its stated objectives.

Please retain this Supplement for future reference.